VANGUARD/
WINDSOR FUND

ANNUAL REPORT
OCTOBER 31, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                   Portfolio
                                    Profile
                                       8

                                  Performance
                                    Summary
                                       10

                                   Financial
                                   Statements
                                       11

                                   Report Of
                                  Independent
                                  Accountants
                                       19

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

FELLOW SHAREHOLDER,

     Windsor Fund, participating fully and vigorously in a spirited bull market for stocks, provided a total return of +23.2% in the twelve months ended October 31, 1996--our 38th fiscal year. We surpassed the return on the average competing fund but fell just short of that provided by the unmanaged Standard & Poor's 500 Composite Stock Price Index.

     The following table compares Windsor's total return (capital change plus reinvested dividends) for the year with those of the S&P 500 Index, which is dominated by blue-chip stocks, and the average value (growth and income) mutual fund, the peer group that best reflects the investment philosophy Windsor has maintained over the years.

     The Fund's return is based on an increase in net asset value from $15.55 per share on October 31, 1995, to $16.99 per share on October 31, 1996, with the latter figure adjusted for dividends of $.46 per share paid from net investment income and a distribution of $1.38 per share paid from net realized capital gains.

----------------------------------------------------------
                                            TOTAL RETURN
                                         FISCAL YEAR ENDED
                                         OCTOBER 31, 1996
----------------------------------------------------------
Vanguard/Windsor Fund                          +23.2%
----------------------------------------------------------
Average Value Fund                             +21.4%
----------------------------------------------------------
S&P 500 Index                                  +24.1%
----------------------------------------------------------


FISCAL 1996 PERFORMANCE OVERVIEW

In the twelve months ended October 31, the stock market flourished in an ideal environment of moderate economic growth and rising corporate profits accompanied by low inflation. Interest rates fluctuated considerably, first declining amid expectations of an economic slowdown, then rising sharply as it became apparent that the economy was accelerating. But after another course reversal in the final two months of the fiscal year, interest rates and bond prices had nearly returned to their levels of a year earlier.

     In contrast, the stock market's advance in this banner year was remarkably steady, with the S&P 500 Index providing positive returns in eleven of the twelve months ended October 31, 1996. Both growth stocks and value stocks performed well. Returns on these two groups, while very similar over longer periods, often diverge over shorter periods. In fiscal 1996, value stocks, as measured by the S&P/BARRA Value Index, held the edge with a return of +24.6% versus +23.7% for the S&P/BARRA Growth Index.

     As usual, however, not all sectors of the market marched to the same drumbeat. The highest-performing sector of the market during the fiscal year (with a return of +39.0%) was financial stocks, and Windsor's overweighting in this group gave the Fund's performance a nice boost versus both the S&P 500 Index and the average value fund. So, too, the Fund benefited from its underweighting in utilities stocks, the weakest sector (+1.3%), and from excellent stock selections in the financial and technology sectors. Holdings in the basic-materials sector performed poorly versus the S&P 500 Index, however.

     It should be noted that the unmanaged S&P 500 Index is a 100% stock portfolio and includes no cash whatsoever, which in a bull market gives it an advantage over most equity mutual funds. Equity funds typically hold a small portion (5% to 10%) of their as-sets in interest-bearing cash equivalents to provide liquidity or to reflect recent cash inflows awaiting investment in equities. Indeed, on its stock holdings alone, Windsor Fund earned a return of +24.9% during the fiscal year, slightly ahead of the S&P 500 Index return of +24.1%. However, the overall total return of the Fund was reduced by 1.7% because of its cash holdings.

LONG-TERM PERFORMANCE OVERVIEW

Windsor Fund's fiscal 1996 results added to our significant long-term advantage over the average value fund. However, over the past decade, neither the Fund nor our average competitor has matched the S&P 500 Index. The returns for the past ten years are summarized in the adjacent table.

     We should emphasize that future returns from the stock market may be lower than those of the past decade, which were unusually high by historical standards. Indeed, with stock prices at lofty levels by several measures, investors have ample reason to expect lower returns in the coming decade.

     With respect to Windsor Fund's return versus that of the S&P 500 Index, we note that the Index is a tough standard to match, since it is a theoretical construct that bears none of the "real-world" costs that all mutual funds incur. Also, as discussed earlier, the Fund's cash position is a detriment to its performance versus the S&P 500 Index when stock prices are rising, as during most of the past decade. Charles T. Freeman, Windsor's portfolio manager since December 31, 1995, has gradually decreased the Fund's cash position and increased its exposure to equities to 89% of assets at fiscal year end. Mr. Freeman intends to maintain the Fund's equity exposure at 90% or higher, up from a previous "floor" of about 80%. This change, which brings Windsor's policy into line with that of our other actively managed equity funds, has been endorsed by the Board of Directors.

     That said, the Fund's equity position remains highly concentrated, with 38% of its assets in its ten largest positions. (For the average value fund, this figure is about 25%.) As a result, our returns may often diverge from those of the market and our peers.

---------------------------------------------------------------------
                                           TOTAL RETURN
                                 10 YEARS ENDED OCTOBER 31, 1996
                             ----------------------------------------
                              AVERAGE                FINAL VALUE OF
                              ANNUAL                   A $10,000
                               RATE                INITIAL INVESTMENT
---------------------------------------------------------------------
Vanguard/Windsor Fund        +13.4%                      $35,091
---------------------------------------------------------------------
Average Value Fund           +12.6%                      $32,641
---------------------------------------------------------------------
S&P 500 Index                +14.7%                      $39,283
---------------------------------------------------------------------

IN SUMMARY

The U.S. stock market has been on the rise--with only a few, relatively brief setbacks--for more than 14 years. So now seems an appropriate time to state the obvious, namely that the ever-present risks of investing in stocks may be higher now than for some time. Certainly, the sailing will not always be smooth in the future. However, we believe that investors who "stay the course," with a balanced investment portfolio of stock funds, bond funds, and money market funds consistent with their own financial objectives, have little to fear from rough seas in the financial markets.



/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN
Chairman of the Board                                      President
November 11, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED OCTOBER 31, 1996

U.S. EQUITY MARKETS

The past twelve months were truly rewarding for common-stock investors in the United States, particularly those who emphasized larger companies. As noted in the table, the Standard & Poor's 500 Composite Stock Price Index gained 24.1% for the fiscal year, while the Russell 2000 Small Stock Index posted a 16.6% advance. The strong absolute returns can be attributed primarily to solid earnings growth, continued low inflation, and the expectation on the part of investors that this environment will prevail over the near term.

     Among larger-capitalization issues, the best performing sector was financial, with a 39.0% advance. Leading this group were banks and brokerage firms. Banks benefited from the relative stability of economic growth--which could be expected to result in both growing demand for loans and low default rates; brokerage firms continued to reap the benefits of positive equity markets. Energy issues also posted very strong results (33.1%), reflecting the pronounced increase in oil prices from $17.98 per barrel to $23.35 during the past twelve months.

     Technology issues probably exhibited the greatest disparity of any sector. The best performers were generally larger companies with dominant positions in their industries; many of these firms rose 30% or more compared to 16.9%, in aggregate, for the technology holdings in the S&P 500 Index. By contrast, technology was the worst-performing sector within the Russell 2000 Index, with a scant 2.9% return over the fiscal year.

     In sum, investors displayed a strong preference for companies with "predictable" earnings streams. One unusual note: the price/earnings ratio of the S&P 500 Index rose 17% (from 15.8 to 18.5) during the last twelve months, despite a rise in interest rates. In general, the P/E ratio moves inversely with interest rates.

-----------------------------------------------------------------------------------
                                                    AVERAGE ANNUALIZED RETURNS
                                                  PERIODS ENDED OCTOBER 31, 1996
                                               ------------------------------------
                                               1 YEAR       3 YEARS        5 YEARS
-----------------------------------------------------------------------------------
Equity
   S&P 500 Index                                24.1%         17.7%           15.5%
   Russell 2000 Index                           16.6          11.2            14.8
   MSCI-EAFE Index                              10.8           6.9             8.0
-----------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                   5.9%          5.6%            7.7%
   Lehman 10-Year Municipal
     Bond Index                                  5.0           5.2             7.7
   Salomon 90-Day U.S. Treasury Bills            5.3           5.0             4.4
-----------------------------------------------------------------------------------
Other
   Consumer Price Index                          3.0%          2.8%            2.9%
-----------------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

While U.S. stock investors relished their solid gains, bond investors were not so fortunate. Interest rates, as reflected in the 30-year U.S. Treasury yield, fell from 6.33% on October 31, 1995, to 5.95% two months later. At that time, analysts anticipated an environment of slow economic growth and harbored almost no concern about potential increases in inflation. Underscoring that view, the Federal Reserve Board's Open Market Commit-tee cut both the discount rate and the Federal funds rate by 0.25% in late January.

     Economic data soon suggested a different scenario--one characterized by accelerating economic activity. A range of indicators pointed toward more rapid growth than anticipated, but none concerned the bond market as much as the ongoing increases in employment. In many analysts' view, continued job growth would probably lead to higher wage rates, which might not be offset by improvements in productivity. The net result would be higher inflation, the bane of bond investors. Such concerns caused the 30-year U.S. Treasury yield to climb to 7.19% in early July. From that point forward, interest rates declined, although in an erratic pattern, leaving the long-term Treasury yield at 6.64% by the end of October.

     Three categories of bonds did benefit their investors, at least on a relative basis, over the past year: short-maturity portfolios, low-quality issues, and municipals. Short-maturity investors saw a small increase in rates (0.18% for the 3-year U.S. Treasury bond). Owners of junk bonds earned positive returns as lower-quality, higher-yielding issues generally fare well during periods of steady growth; a modest increase in inflation can be beneficial to junk-bond issuers (the Lehman High Yield Bond Index gained 11.1%). Municipal bonds, freed from investor worries over the proposed "flat tax," performed exceptionally well and, to some extent, seemed immune to the inflation concerns of the taxable market. In fact, the yield on the benchmark 30-year municipal fell -0.05% during the twelve months, while the yield on the comparable-maturity U.S. Treasury issue rose 0.31%.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. equity markets fared quite well over the fiscal year, with one major exception: Japan. For the past twelve months, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (which covers all major markets outside North America) posted a total return of 10.8% in dollars, after a 5.1% increase in the value of the U.S. dollar over foreign currencies. Nearly all of this return was generated in the European markets, where the dollar return was 17.9% compared to 3.5% for the Pacific Basin. Aside from Japan (-0.7% in dollars) and Singapore (-3.1%), markets in the Pacific Basin provided very strong returns, as evidenced by Hong Kong (28.0%) and Australia (18.3%).

     The variation in returns across and within regions can be attributed to differing environments and expectations for growth and inflation. In Europe, many governments focused on the deficit-spending guidelines mandated by the Maastricht Treaty for the conversion to a common European currency unit (the
ECU). The Treaty stipulated that deficit spending not exceed defined levels--with the idea that restraint would keep inflation to reasonable levels. Over the past year, many governments reaffirmed their commitments to the ECU and cut spending accordingly. Investors took this as an indication that inflation would remain modest and economic growth tepid. The result was a strong boost to high-quality growth stocks across Europe.

     The Japanese market continues to suffer because the long-anticipated economic recovery has yet to materialize in a meaningful way. Despite some positive signs, such as improving corporate profits, the Japanese economy continues to perform in a lack-luster fashion.

REPORT FROM THE ADVISER

[PHOTO]

     Our total return for the twelve months ended October 31--our fiscal year--was 23.2%, slightly less than the Standard & Poor's 500 Composite Stock Price Index's 24.1% and better than the 21.4% turned in by the average value (growth and income) mutual fund. For the first ten months of calendar 1996, our total return of 18.4% outdistanced both the S&P 500 Index (16.6%) and the competitive group (14.7%). Our fiscal-year performance was boosted by our holdings in the financial, energy, and technology sectors. At the same time, we were not helped by the neutral performance of our auto holdings, the quite poor performance of our basic-materials holdings, and--given the strong market--our significant cash position. More detail can be found in our traditional report card on page 7.

     Our equity holdings on October 31 were 89% of net assets, up from 80% at the beginning of 1996. We intend to increase the equity ratio to at least 90% by the end of 1996 and at least 95% by mid-1997. We plan to keep it at 95%-100%--i.e., essentially fully invested--after that. Not that the market is not on the high side--in fact, by our reckoning, it is about 15% above fair value--but it's a big stock market, and the Fund can choose from among plenty of stocks with low price/earnings ratios. Our goal is to deliver to you, the shareholder, the full plate of equities that you expect, and if you want to keep cash on the side--as a hedge against the stock market, say--that's up to you.

     We gave ourselves 18 months to become fully invested, thinking that this would give us a chance to put the cash to work opportunistically, buying into any temporarily sagging sectors or into an overall market drop that might well occur in such a length of time. That we have been able to do this is well illustrated by our portfolio's P/E ratio, which is only 9.4 times estimated 1997 earnings (except for energy stocks, which we value on an asset basis). This is a sharp 42% discount to the market, which, as represented by the S&P 500 Index, has a P/E ratio of more than 16 times estimated 1997 earnings.

     As part of our full-investment program, we wanted to diversify the Fund beyondour very large concentrations in consumer cyclicals (especially autos), energy, basic materials, and financial stocks. We have been able to do this, most notably increasing our technology position from 3% of net assets at the beginning of the year to about 11%. The largest holdings in this new position are Compaq, Seagate, and Nokia--leaders in the PC, disk drive, and wireless telecommunication fields, respectively. These are companies with 15% annual growth rates that we bought in a big way earlier in 1996, at 7-to-9 times 1997 earnings--i.e., Windsor math--and that have contributed significantly to our performance this year, advancing some 40% to 60% from our purchase price. Other 1996 additions to the portfolio include 3% positions in airlines and agriculture (farm equipment and fertilizer companies) and 2% positions in AT&T and Rhone-Poulenc.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The adviser will concentrate a large portion of the Fund's assets in those securities it believes offer the best return potential.

      Our energy holdings decreased during the fiscal year from 14% of net assets to 12%. The group performed well, and we took some profits, particularly as we do not think that a $23-a-barrel price for crude oil is sustainable. We also fear that prices of well over $2 per thousand cubic feet for natural gas may not last, particularly if the current pace of drilling in the United States persists. Our financial-sector concentration--banks, savings and loans, and insurance--fell from 25% to 19%, as we again have been selling into strength, although we continue to be overweighted versus the market. Citicorp is the largest single holding here; at 4.6%, it is still the second-largest holding in the Fund. Its developing-country business, which distinguishes Citicorp from other banks, produces 60% of the company's total earnings and is growing at an annual clip of 12% to 15%. Also, Citicorp continues to use all of its excess earnings to buy its own stock at the rate of 6% to 7% per year.

      Autos still make up about 10% of the portfolio, with Chrysler, at 6%, the largest holding in the Fund. On the core product development side, Chrysler continues to crank out hit after hit. We are convinced that this is no fluke, that Chrysler is the most nimble and entrepreneurial of the Big Three, that it has institutionalized these strengths, and that it will continue to gain market share over time. Finally, our basic-materials concentration--aluminum, chemicals, paper, and steel--comprises 21% of the portfolio and, while disappointing to date, is well placed directionally. We believe that, with low inflation and easing interest rates around the world, 1997 should be a year of synchronous economic growth, with global industrial production rising on the order of 4.5%. This will chew up a lot of aluminum, chemicals, paper, and steel at a rate outstripping the underlying capacity increases, and thus we should enjoy a sustained rise in the commodity prices.

      Our investing style is well established: low P/E, price-opportunistic on the buy side, price-disciplined on the sell side, and a willingness to concentrate where it makes sense. Importantly, the current Windsor team, which I have the pleasure to lead, has more than 50 years of collective experience in this investing style and is entirely focused on the task of providing unusual returns for your investment in the Fund.

Charles T. Freeman, Portfolio Manager
Wellington Management Company, LLP

November 14, 1996

WINDSOR 1996 REPORT CARD
----------------------------------------------------------------------------------------------------------------------------
                                           FISCAL YEAR 1996*
                          10/31/96   --------------------------
                          PERCENT      WEIGHTED     RELATIVE TO        MEANINGFUL
SIGNIFICANT               OF NET        AVERAGE       S&P 500          WINDSOR POSITIONS
CONCENTRATIONS            ASSETS     APPRECIATION      INDEX           (IN ORDER OF SIZE)      GRADE     CRITIQUE
----------------------------------------------------------------------------------------------------------------------------
Autos                       10%            21%            1%           Chrysler, Ford           C        Chrysler good,
                                                                                                         Ford not.
----------------------------------------------------------------------------------------------------------------------------
Banks                        8%            39%           21%           Citicorp,                A+       Big outperform-
                                                                       NationsBank,                      ance two years
                                                                       First Union                       in a row makes a
                                                                                                         coup of 1994's
                                                                                                         buildup in this
                                                                                                         area to 22%
                                                                                                         of Fund.
----------------------------------------------------------------------------------------------------------------------------
Basic Materials             21%             0%          -18%           Georgia-Pacific,         F        Quite disap-
(aluminum,                                                             Reynolds Metals,                  pointing so far,
chemicals,                                                             Alcoa, Champion                   but improving
paper, and steel)                                                      International,                    supply/demand
                                                                       Union Camp,                       should make these
                                                                       Lyondell Petro-                   good 1997 stocks;
                                                                       chemical, Stone                   aluminum our
                                                                       Container,                        favorite.
                                                                       Union Carbide,
                                                                       Georgia Gulf
----------------------------------------------------------------------------------------------------------------------------
Energy                      12%            26%            9%           Burlington               A        Our long-stand-
                                                                       Resources, USX-                   ing natural gas
                                                                       Marathon Group,                   case finally
                                                                       Atlantic Richfield,               panned out;
                                                                       ENSERCH                           plus a surprising
                                                                                                         surge in crude
                                                                                                         oil price.
----------------------------------------------------------------------------------------------------------------------------
Insurance                    4%            25%           13%           Allstate, CIGNA          A        Allstate terrific,
                                                                                                         including some
                                                                                                         purchases earlier
                                                                                                         this year.
----------------------------------------------------------------------------------------------------------------------------
Savings &                    6%            25%            5%           Golden West              B+       Finally some
Loans                                                                  Financial, Great                  recognition here.
                                                                       Western Financial,
                                                                       H.F. Ahmanson
----------------------------------------------------------------------------------------------------------------------------
Technology                  11%            26%           15%           Seagate, Compaq,         A+       Home run--
                                                                       Nokia, Advanced                   quick payoff on
                                                                                                         Micro Devices
                                                                                                         early 1996
                                                                                                         purchases.
----------------------------------------------------------------------------------------------------------------------------

*Capital change only. For stocks purchased and sold during the year, absolute appreciation is measured from the date of purchase or to the date of sale, and then relative to the S&P 500 Index for the same period.

PORTFOLIO PROFILE: WINDSOR FUND
OCTOBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                         WINDSOR  S&P 500
-----------------------------------------
Number of Stocks             104      500
Median Market Cap          $6.4B   $24.2B
Price/Earnings Ratio       14.7x    18.5x
Price/Book Ratio            1.9x     3.3x
Yield                       2.4%     2.1%
Return on Equity           10.3%    19.6%
Earnings Growth Rate       10.3%    13.7%
Foreign Holdings            6.7%     3.8%
Turnover Rate                34%       --
Expense Ratio              0.31%       --
Cash Reserves               9.7%       --

VOLATILITY MEASURES
-----------------------------------------
                         WINDSOR  S&P 500
-----------------------------------------
R-Squared                   0.65     1.00
Beta                        0.94     1.00

INVESTMENT FOCUS
-----------------------------------------
[FIGURE]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Chrysler Corp.                          6.3%
Citicorp                                4.6
Seagate Technology                      4.4
Ford Motor Co.                          4.2
Burlington Resources, Inc.              4.0
Georgia-Pacific Corp.                   3.9
USX-Marathon Group                      3.3
Compaq Computer Corp.                   3.1
Golden West Financial Corp.             2.3
Reynolds Metals Co.                     2.3
--------------------------------------------
Top Ten                                38.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------
                                            OCTOBER 31, 1995        OCTOBER 31, 1996
                                            ------------------------------------------
                                                 WINDSOR          WINDSOR      S&P 500
                                            ------------------------------------------
Basic Materials   . . . . . . . . . . .            26.8%            26.3%         6.3%
Capital Goods & Construction  . . . . .             2.2              4.3          8.6
Consumer Cyclical   . . . . . . . . . .            15.1             12.4         12.7
Consumer Staples  . . . . . . . . . . .             0.0              0.0         12.3
Energy  . . . . . . . . . . . . . . . .            17.5             13.4          9.6
Financial   . . . . . . . . . . . . . .            31.3             21.5         14.8
Health Care   . . . . . . . . . . . . .             0.0              2.2         10.4
Technology  . . . . . . . . . . . . . .             3.9             12.7         12.1
Transport & Services  . . . . . . . . .             1.1              3.7          1.4
Utilities   . . . . . . . . . . . . . .             1.5              2.8          9.7
Miscellaneous   . . . . . . . . . . . .             0.6              0.7          2.1
--------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts (ADRs) of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates a portfolio's characteristics in terms of market capitalization and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that a portfolio emphasizes large capitalization growth stocks.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of stocks in the portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth. For a portfolio, the weighted average P/E of the stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year / shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. Indicates the percentage of a portfolio's total net assets in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY: WINDSOR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 10/31/76-10/31/96

-----------------------------------------
              WINDSOR FUND        S&P 500
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-----------------------------------------
1977       3.8%    4.3%     8.1%    -6.1%
1978       6.2     5.0     11.2      6.3
1979      13.5     6.0     19.5     15.3
1980      17.2     7.0     24.2     32.1
1981      11.1     6.9     18.0      0.6
1982      14.2     7.0     21.2     16.3
1983      25.3     7.3     32.6     27.8
1984       9.6     6.9     16.5      6.3
1985      16.6     6.7     23.3     19.4
1986      22.8     6.5     29.3     33.2
1987       2.7     1.9      4.6      6.4
1988      18.9     8.1     27.0     14.8
1989      11.9     5.2     17.1     26.4
1990     -31.8     3.9    -27.9     -7.5
1991      35.7     9.0     44.7     33.5
1992       4.3     5.0      9.3     10.0
1993      24.6     3.7     28.3     14.9
1994       3.7     2.6      6.3      3.9
1995      14.2     3.6     17.8     26.4
1996      19.6     3.6     23.2     24.1


See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 10/31/86-10/31/96
----------------------------------------------------------------------
[FIGURE]

----------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                     PERIODS ENDED OCTOBER 31, 1996
                     ------------------------------  FINAL VALUE OF A
                     1 YEAR      5 YEARS   10 YEARS $10,000 INVESTMENT
----------------------------------------------------------------------
WINDSOR FUND          23.16%      16.69%     13.38%        $35,091
AVERAGE VALUE FUND    21.39       13.80      12.56          32,641
S&P 500 INDEX         24.10       15.55      14.66          39,283
----------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
--------------------------------------------------------------------------------------
                                                                       10 YEARS
                           INCEPTION                           -----------------------
                             DATE       1 YEAR      5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Windsor Fund               10/23/58     13.28%      15.95%      8.18%   4.93%   13.11%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund's fiscal year end.

[PHOTO]

FINANCIAL STATEMENTS
OCTOBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
WINDSOR FUND                                        SHARES          (000)
-------------------------------------------------------------------------
COMMON STOCKS (88.9%)
-------------------------------------------------------------------------
BASIC MATERIALS (23.4%)
(1)    AK Steel Holding Corp.                    2,294,400    $    81,451
       Akzo Nobel NV ADR                           412,500         26,039
       Alcan Aluminium Ltd.                      3,891,900        127,946
#(1)   Alumax, Inc.                              2,352,600         75,577
       Aluminum Co. of America                   5,632,400        330,199
       Arcadian Corp.                            1,085,900         26,740
#(1)   Bethlehem Steel Corp.                     8,495,800         69,028
(1)    Bowater Inc.                              3,500,000        123,813
       British Steel PLC ADR                     5,344,400        146,971
(1)    Century Aluminum Co.                      2,000,000         27,000
(1)    Champion International Corp.              6,300,000        274,050
       Freeport-McMoRan, Inc.                      842,200         26,845
(1)    Freeport-McMoRan Resource
        Partners, LP                             6,549,100        113,791
#      Geneva Steel Class A                      1,309,500          4,911
(1)    Geon Co.                                  2,480,000         48,670
(1)    Georgia Gulf Corp.                        3,705,300        100,043
(1)    Georgia-Pacific Corp.                     8,286,300        621,473
       IMC Global, Inc.                          1,617,000         60,637
       Inland Steel Industries, Inc.             1,929,200         31,108
#      Kemira Oy ADR                             1,994,000         43,370
(1)    LTV Corp.                                 7,302,600         74,852
(1)    Lyondell Petrochemical Co.                7,410,600        157,475
(1)    Mississippi Chemical Corp.                1,570,800         39,270
#(1)   National Steel Corp. Class B              1,897,300         16,364
       Norsk Hydro AS ADR                        1,660,900         76,194
(1)    Reynolds Metals Co.                       6,225,800        350,201
       Rouge Steel Co. Class A                   1,395,300         28,429
#      Ryerson Tull, Inc. Class A                1,450,500         18,494
(1)    Stone Container Corp.                     9,470,000        144,418
(1)    Terra Industries, Inc.                    4,170,000         61,508
(1)    Union Camp Corp.                          5,408,900        263,684
       Union Carbide Corp.                       2,542,600        108,378
#      WHX Corp.                                   203,700          1,706
#(1)   Weirton Steel                             3,719,500          7,904
                                                              -----------
                                                                3,708,539
                                                              -----------
CAPITAL GOODS & CONSTRUCTION (3.8%)
       Case Corp.                                3,129,000        145,498
(1)    Continental Homes
        Holding Corp.                              687,900         11,178
(1)    LaFarge Corp.                             5,471,500        101,907
       Lone Star Industries, Inc.                  202,600          7,446
       MDC Holdings, Inc.                          498,600          3,677
(1)    Owens Corning                             5,096,800        197,501
(1)    Ryland Group, Inc.                          925,200         11,912
       Southdown, Inc.                             366,600         10,036
(1)    Standard Pacific Corp.                    1,750,000          9,406
#(1)   Toll Brothers, Inc.                       1,787,300         30,608
#      USG Corp.                                 1,669,100         49,238
#(1)   U.S. Home Corp.                           1,100,000         23,788
                                                              -----------
                                                                  602,195
                                                              -----------
CONSUMER CYCLICAL (11.0%)
#      Burlington Coat Factory
        Warehouse Corp.                            421,500          5,163
#(1)   Burlington Industries, Inc.               6,700,000         76,213
       Chrysler Corp.                           29,570,400        994,305
       Ford Motor Co.                           21,215,800        662,994
                                                              -----------
                                                                1,738,675
                                                              -----------
ENERGY (11.9%)
       Amerada Hess Corp.                          518,400         28,706
       Atlantic Richfield Co.                    2,177,000        288,453
(1)    Burlington Resources, Inc.               12,531,000        631,249

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
WINDSOR FUND                                        SHARES          (000)
-------------------------------------------------------------------------
(1)    Cabot Oil & Gas Corp. Class A             2,255,200         34,956
(1)    ENSERCH Corp.                             4,753,500    $   102,200
#      Enserch Exploration, Inc.                 3,011,000         29,734
       Murphy Oil Corp.                          1,966,700         97,106
#      Seagull Energy Corp.                      1,450,000         31,356
(1)    USX-Marathon Group                       24,027,200        525,595
       Ultramar Corp.                            1,875,700         53,692
(1)    Valero Energy Corp.                       2,688,100         63,842
                                                              -----------
                                                                1,886,889
                                                              -----------
FINANCIAL (19.1%)
(1)    H.F. Ahmanson & Co.                       7,676,845        240,861
       Allstate Corp.                            6,113,100        343,098
       Bancorp Hawaii, Inc.                        123,200          4,882
       Bear Stearns Co., Inc.                    4,264,365        100,746
       Chase Manhattan Corp.                       559,700         47,994
       CIGNA Corp.                               1,705,200        222,528
       Citicorp                                  7,349,200        727,571
#      Coast Savings Financial, Inc.               431,600         14,189
(1)    Equity Residential Properties
        Trust REIT                               2,178,900         80,074
       First Union Corp.                         3,034,000        220,724
(1)    Golden West Financial Corp.               5,652,100        366,680
(1)    Great Western Financial Corp.             9,621,586        269,404
(1)    IPC Holdings Ltd.                         1,370,600         29,468
       KeyCorp                                   1,072,923         50,025
       Mid Ocean Ltd.                              367,600         17,277
       NationsBank Corp.                         2,391,700        225,418
       PartnerRe Ltd.                            2,116,200         60,576
                                                              -----------
                                                                3,021,515
                                                              -----------
HEALTH CARE (1.9%)
       Rhone-Poulenc SA ADR                     10,351,872        307,968
                                                              -----------
TECHNOLOGY (11.3%)
#(1)   Advanced Micro Devices, Inc.             12,879,500        228,611
#      Arrow Electronics, Inc.                   1,080,000         51,435
#      Compaq Computer Corp.                     6,994,000        486,957
#      Komag, Inc.                                 446,300         12,274
       Nokia Corp. Pfd. ADR                      5,833,400        270,524
#      Quantum Corp.                             1,466,000         29,503
#(1)   Seagate Technology                       10,552,108        704,353
                                                              -----------
                                                                1,783,657
                                                              -----------
TRANSPORT & SERVICES (3.3%)
#      America West Airlines, Inc.               1,454,200         16,723
#      AMR Corp.                                 1,400,000        117,600
#(1)   Continental Airlines-Class B              3,567,500         89,634
(1)    Delta Air Lines, Inc.                     4,072,000        288,603
(1)    Maritrans Inc.                              739,000          4,526
                                                              -----------
                                                                  517,086
                                                              -----------
UTILITIES (2.5%)
       AT&T Corp.                                9,606,000        335,009
       Unicom Corp.                              2,321,499         60,359
                                                              -----------
                                                                  395,368
                                                              -----------
MISCELLANEOUS (0.7%)                                              115,463
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
       (COST $11,292,728)                                      14,077,355
--------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
--------------------------------------------------------------------------
       Atlantic Richfield Cvt. 9.00%
        (Convertible into Lyondell
        Petrochemical Co.)                         610,000         13,191
       Bethlehem Steel Corp. $5.00                 123,900          6,381
       Reynolds Metals Co. $3.31                   180,000          8,798
--------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
       (COST $30,648)                                              28,370
--------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (1.3%)
--------------------------------------------------------------------------
U.S. Treasury Note
       7.25%, 11/15/96
       (COST $204,654)                            $204,500        204,627
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.7%)
--------------------------------------------------------------------------
COMMERCIAL PAPER (4.7%)
       Abbott Laboratories
        5.23%, 11/5/96                              20,000         19,988
        5.30%, 11/14/96                             20,000         19,962
        5.312%, 11/6/96                             25,000         24,982
        5.343%, 12/30/96                            19,080         18,912
       AIG Funding Inc.
        5.333%, 11/26/96                            20,000         19,927
       The Coca Cola Co.
        5.33%, 11/7/96                              22,900         22,880
       Duke Power Co.
        5.317%, 11/12/96                            35,000         34,944
       E.I. du Pont de Nemours & Co.
        5.282%, 11/7/96                             25,000         24,978
        5.306%, 11/19/96                            50,000         49,870
        5.316%, 11/22/96                            50,000         49,848
       Emerson Electric
        5.279%, 11/4/96                             30,000         29,987
        5.286%, 11/12/96                            30,000         29,952
       General Electric Co.
        5.25%, 12/10/96                             50,000         49,709
        5.371%, 12/11/96                            50,000         49,702
       General Re Corp.
        5.366%, 12/24/96                           100,000         99,227
       Harvard University
        5.318%, 11/19/96                            25,000         24,935
        5.328%, 11/5/96                             35,000         34,980
        5.329%, 11/21/96                            30,000         29,913
       Hewlett-Packard Co.
        5.287%, 11/6/96                             50,000         49,964
       Metlife Funding Inc.
        5.317%, 11/13/96                            41,260         41,188
       Private Export Fund Corp.
        5.549%, 12/18/96                            25,000         24,825
                                                              -----------
                                                                  750,673
                                                              -----------
FEDERAL HOME LOAN BANK (0.5%)
        5.389%, 11/20/96                            80,000         79,769
                                                              -----------
FEDERAL HOME LOAN MORTGAGE CORP. (1.8%)
        5.20%, 12/9/96                              23,700         23,570
        5.284%, 11/20/96                            50,000         49,863
        5.288%, 11/15/96                            50,000         49,899
        5.289%, 11/19/96                            90,000         89,767
        5.294%, 11/14/96                            68,000         67,872
                                                              -----------
                                                                  280,971
                                                              -----------

-------------------------------------------------------------------------
                                                      FACE         MARKET
                                                    AMOUNT         VALUE*
                                                     (000)          (000)
-------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN. (0.9%)
       5.279%, 11/26/96                           $ 40,000    $    39,856
       5.284%, 11/29/96                            100,000         99,597
                                                              -----------
                                                                  139,453
                                                              -----------
STUDENT LOAN MARKETING ASSN. (0.2%)
       5.337%, 12/13/96                             40,000         39,754
                                                              -----------
REPURCHASE AGREEMENT (1.6%)
  Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       5.58%, 11/1/96                              247,923        247,923
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
       (COST $1,538,572)                                        1,538,543
-------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
       (COST $13,066,602)                                      15,848,895
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-------------------------------------------------------------------------
Other Assets--Notes C and F                                       582,092
Liabilities--Note F                                              (589,937)
                                                              -----------
                                                                   (7,845)
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 932,473,612 outstanding
       $.01 par value shares
       (authorized 1,300,000,000 shares)                      $15,841,050
=========================================================================

NET ASSET VALUE PER SHARE                                          $16.99
=========================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt.

-------------------------------------------------------------------------
                                                    AMOUNT            PER
                                                     (000)          SHARE
-------------------------------------------------------------------------

AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
Paid in Capital                                $11,707,454         $12.56
Undistributed Net
       Investment Income                           114,649            .12
Accumulated Net
       Realized Gains                            1,236,654           1.33
Unrealized Appreciation--
       Note E                                    2,782,293           2.98
-------------------------------------------------------------------------
NET ASSETS                                     $15,841,050         $16.99
=========================================================================

WSTATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                                         WINDSOR FUND
                                                          YEAR ENDED OCTOBER 31, 1996
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                               $  319,222
   Interest                                                                   118,745
                                                                           ----------
      Total Income                                                            437,967
                                                                           ----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                18,816
      Performance Adjustment                                                   (4,417)
   The Vanguard Group--Note C
      Management and Administrative                                            26,107
      Marketing and Distribution                                                2,505
   Taxes (other than income taxes)                                                962
   Custodian Fees                                                                  19
   Auditing Fees                                                                   21
   Shareholders' Reports                                                          398
   Annual Meeting and Proxy Costs                                                 153
   Directors' Fees and Expenses                                                    43
                                                                           ----------
      Total Expenses                                                           44,607
      Expenses Paid Indirectly--Note C                                         (2,716)
                                                                           ----------
      Net Expenses                                                             41,891
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         396,076
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                             1,243,836
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES   1,366,247
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $3,006,159
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------
                                                                  WINDSOR FUND
                                                             YEAR ENDED OCTOBER 31,
                                                            -------------------------
                                                                   1996          1995
                                                                  (000)         (000)
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                    $   396,076   $   360,056
   Realized Net Gain                                          1,243,836     1,167,670
   Change in Unrealized Appreciation (Depreciation)           1,366,247       425,123
                                                            -------------------------
      Net Increase in Net Assets Resulting from Operations    3,006,159     1,952,849
                                                            -------------------------
DISTRIBUTIONS
   Net Investment Income                                       (406,918)     (352,640)
   Realized Capital Gain                                     (1,165,890)     (673,435)
                                                            -------------------------
      Total Distributions                                    (1,572,808)   (1,026,075)
                                                            -------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                     1,866,840     1,283,038
   Issued in Lieu of Cash Distributions                       1,499,031       976,040
   Redeemed                                                  (1,965,937)   (1,584,392)
                                                            -------------------------
      Net Increase from Capital Share Transactions            1,399,934       674,686
-------------------------------------------------------------------------------------
   Total Increase                                             2,833,285     1,601,460
-------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                         13,007,765    11,406,305
                                                            -------------------------
   End of Year                                              $15,841,050   $13,007,765
=====================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                       121,079        89,000
   Issued in Lieu of Cash Distributions                         102,408        75,852
   Redeemed                                                    (127,266)     (112,335)
                                                            -------------------------
      Net Increase in Shares Outstanding                         96,221        52,517
=====================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------
                                                                                     WINDSOR FUND
                                                                                YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1996      1995       1994       1993       1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $15.55    $14.55     $14.95     $12.37     $12.79
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .43       .44        .44        .37        .49
   Net Realized and Unrealized Gain (Loss) on Investments          2.85      1.86        .42       2.98        .50
                                                                ---------------------------------------------------
      Total from Investment Operations                             3.28      2.30        .86       3.35        .99
                                                                ---------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.46)     (.44)      (.37)      (.39)      (.57)
   Distributions from Realized Capital Gains                      (1.38)     (.86)      (.89)      (.38)      (.84)
                                                                ---------------------------------------------------
      Total Distributions                                         (1.84)    (1.30)     (1.26)      (.77)     (1.41)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $16.99    $15.55     $14.55     $14.95     $12.37
===================================================================================================================

TOTAL RETURN                                                     23.16%    17.80%      6.35%     28.29%      9.30%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                           $15,841   $13,008    $11,406    $10,537     $8,250
   Ratio of Total Expenses to Average Net Assets--Note C          0.31%     0.45%      0.45%      0.40%      0.26%
   Ratio of Net Investment Income to Average Net Assets           2.75%     3.01%      3.11%      2.68%      3.89%
   Portfolio Turnover Rate                                          34%       32%        34%        25%        32%
   Average Commission Rate Paid                                  $.0579       N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires July 31, 1998, the Fund pays Wellington Management Company, LLP an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended October 31, 1996, the advisory fee represented an effective annual basic rate of 0.13% of the Fund's average net assets before a decrease of $4,417,000 (0.03%) based on performance. The basic fee reflects a fee waiver of $2,616,000 (0.02%) during the period January 1, 1996, to July 31, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1996, the Fund had contributed capital of $1,450,000 to Vanguard (included in Other Assets), representing 7.2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended October 31, 1996, these arrangements reduced the Fund's expenses by $2,716,000 (0.02% of average net assets).

D. During the year ended October 31, 1996, the Fund purchased $5,268,883,000 of investment securities and sold $4,290,314,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

E. At October 31, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $2,782,293,000, consisting of unrealized gains of $3,327,206,000 on securities that had risen in value since their purchase and $544,913,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at October 31, 1996, was $438,709,000, for which the Fund held cash collateral of $456,161,000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Windsor Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Windsor Fund (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 2, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD/WINDSOR FUND

This information for the fiscal year ended October 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

  The Fund designates $1,038,544,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

  For corporate shareholders, 49.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group; Director of Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity--U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity--International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q220-10/96

[PHOTO]

[PHOTO]

VANGUARD/
WINDSOR II

Annual Report
October 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.


THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.



THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.


WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.




                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                        1

                                   The Markets
                                 In Perspective

                                        3

                                   Report From
                                   The Adviser

                                        5

                                   Performance
                                     Summary

                                        7

                                    Portfolio
                                     Profile

                                        8

                                    Financial
                                   Statements

                                       10

                                    Report Of
                                   Independent
                                   Accountants

                                       18

                                  Directors And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]

JOHN C. BOGLE

[PHOTO]

JOHN J. BRENNAN

FELLOW SHAREHOLDER,

     Amid a spirited bull market for stocks Vanguard/Windsor II earned a total return of +27.2% during the twelve months ended October 31, 1996, substantially above the returns of the average competing fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index.

     The following table compares Windsor II's total return (capital change plus reinvested dividends) for the year with those of the S&P 500 Index, which is dominated by blue-chip stocks, and the average value (growth and income) mutual fund, the group that best reflects the investment philosophy of Windsor II.

     The Fund's return is based on an increase in its net asset value from $20.06 per share on October 31, 1995, to $24.04 per share on October 31, 1996, with the latter figure adjusted for dividends of $.58 per share paid from net investment income and a distribution of $.69 per share paid from net realized capital gains.

---------------------------------------------
                              TOTAL RETURN
                            FISCAL YEAR ENDED
                            OCTOBER 31, 1996
---------------------------------------------
Vanguard/Windsor II              +27.2%
---------------------------------------------
Average Value Fund               +21.4%
---------------------------------------------
S&P 500 Index                    +24.1%
---------------------------------------------

FISCAL 1996 PERFORMANCE OVERVIEW

During the year ended October 31, the stock market flourished in an ideal environment of moderate economic growth and rising corporate profits accompanied by low inflation. Interest rates fluctuated considerably, but ended the fiscal year slightly above their levels of a year earlier.

     By contrast, the stock market's advance in this banner year was remarkably steady, with the S&P 500 Index providing positive returns in eleven of the twelve months. During the fiscal year, both growth stocks and value stocks performed well. While returns on these two groups tend to be very similar over longer periods, they often diverge over shorter periods. In fiscal 1996, value stocks achieved a slight edge over growth stocks: the S&P/BARRA Value Index earned a return of +24.6%; the S&P/BARRA Growth Index earned a return of +23.7%.

     Windsor II outperformed the S&P 500 Index, the Value Index, and the average value fund for several reasons. First, our advisers generally picked the right market sectors to emphasize. For example, Windsor II had twice the weighting of the S&P 500 Index (26% versus 13%) in financial stocks, the market's highest-performing sector during the fiscal year. What's more, our advisers' stock selections were exemplary, especially in the financial, energy, and health-care sectors. On balance, our stocks earned a return of +30.4% for the year, but the 8% cash reserve we hold for liquidity purposes (somewhat larger than our competitors' reserves) moderated the impact of that excellent outcome. Finally, we benefited relative to our competitors from the market's bias toward larger-capitalization stocks. The median market capitalization of Windsor II's stocks is about $19 billion, one-third larger than that of the average value fund.

     We are gratified that all four of the advisers who constitute our multi-manager structure outpaced the return of our value-fund peer group, and that three of the four surpassed the return of the S&P 500 Index. The share of assets supervised by each of our


------------------------------------------------------------
                                        TOTAL ASSETS MANAGED
                                        --------------------
                                        $ MILLION    PERCENT
------------------------------------------------------------
Barrow, Hanley, Mewhinney
  & Strauss, Inc.                         $10,166       69%
Equinox Capital Management, Inc.            1,424       10
Tukman Capital Management, Inc.             1,305        9
Vanguard Core Management Group              1,081        7
Cash Reserves                                 782        5
------------------------------------------------------------
Total                                     $14,758      100%
------------------------------------------------------------



-----------------------------------------------------
                               TOTAL RETURN*
                      OCT. 31, 1986, TO OCT. 31, 1996
                      -------------------------------
                         AVERAGE     FINAL VALUE OF
                         ANNUAL        A $10,000
                          RATE     INITIAL INVESTMENT
-----------------------------------------------------
Vanguard/Windsor II     +13.9%         $36,775
-----------------------------------------------------
Average Value Fund      +12.6%         $32,641
-----------------------------------------------------
S&P 500 Index           +14.7%         $39,283
-----------------------------------------------------

*Assumes reinvestment of all dividends and distributions, and excludes sales charges, if any, on the other mutual funds.


portfolio managers is presented in the adjacent table.

LONG-TERM PERFORMANCE OVERVIEW

Windsor II has achieved a significant long-term advantage over the average value mutual fund. However, over the past decade, neither the Fund nor our average competitor has matched the S&P 500 Index. The following table summarizes returns for the past decade.

     We should emphasize that future returns from stocks may be lower than those shown for the past decade, which were unusually high. Indeed, with stock prices at lofty levels by several measures, investors have reason to expect lower returns in the coming decade.

     With respect to Windsor II's return versus that of the S&P 500 Index, we note that the Index is a tough bogey, since it is a theoretical construct that bears none of the "real world" operating costs that mutual funds incur. Nor does the Index hold cash, which retards performance when stock prices are rising, as they were for most of the past decade. By contrast, equity funds typically hold a small part (5% to 10%) of their assets in interest-bearing cash equivalents to provide liquidity or because recent cash inflows are awaiting investment in equities.

IN SUMMARY

The U.S. stock market has been on the rise--with only a few brief setbacks--for more than 14 years. So, it seems appropriate to note that the ever-present risks of investing in stocks may be higher now than for some time. Certainly, the sailing will not always be smooth in the future. However, we believe that investors who "stay the course" with a balanced portfolio of stock funds, bond funds, and money market funds consistent with their own financial objectives have little to fear from rough seas in the financial markets.

/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

Chairman of the Board                                     President

November 12, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED OCTOBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The past twelve months were truly rewarding for common-stock investors in the United States, particularly those who emphasized larger companies. As noted in the table, the Standard & Poor's 500 Composite Stock Price Index gained 24.1% for the fiscal year, while the Russell 2000 Small Stock Index posted a 16.6% advance. The strong absolute returns can be attributed primarily to solid earnings growth, continued low inflation, and the expectation on the part of investors that this environment will prevail over the near term.

     Among larger-capitalization issues, the best performing sector was financial, with a 39.0% advance. Leading this group were banks and brokerage firms. Banks benefited from the relative stability of economic growth--which could be expected to result in both growing demand for loans and low default rates; brokerage firms continued to reap the benefits of positive equity markets. Energy issues also posted very strong results (33.1%), reflecting the pronounced increase in oil prices from $17.98 per barrel to $23.35 during the past twelve months.

     Technology issues probably exhibited the greatest disparity of any sector. The best performers were generally larger companies with dominant positions in their industries; many of these firms rose 30% or more compared to 16.9%, in aggregate, for the technology holdings in the S&P 500 Index. By contrast, technology was the worst-performing sector within the Russell 2000 Index, with a scant 2.9% return over the fiscal year.

-----------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                              PERIODS ENDED OCTOBER 31, 1996
                                            ---------------------------------
                                              1 YEAR      3 YEARS     5 YEARS
-----------------------------------------------------------------------------
Equity
   S&P 500 Index                               24.1%        17.7%       15.5%
   Russell 2000 Index                          16.6         11.2        14.8
   MSCI-EAFE Index                             10.8          6.9         8.0
-----------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                  5.9%         5.6%        7.7%
   Lehman 10-Year Municipal
     Bond Index                                 5.0          5.2         7.7
   Salomon 90-Day U.S. Treasury Bills           5.3          5.0         4.4
-----------------------------------------------------------------------------
Other
   Consumer Price Index                         3.0%         2.8%        2.9%
-----------------------------------------------------------------------------

     In sum, investors displayed a strong preference for companies with "predictable" earnings streams. One unusual note: the price/earnings ratio of the S&P 500 Index rose 17% (from 15.8 to 18.5) during the last twelve months, despite a rise in interest rates. In general, the P/E ratio moves inversely with interest rates.

U.S. FIXED-INCOME MARKETS

While U.S. stock investors relished their solid gains, bond investors were not so fortunate. Interest rates, as reflected in the 30-year U.S. Treasury yield, fell from 6.33% on October 31, 1995, to 5.95% two months later. At that time, analysts anticipated an environment of slow economic growth and harbored almost no concern about potential increases in inflation. Underscoring that view, the Federal Reserve Board's Open Market Committee cut both the discount rate and the Federal funds rate by 0.25% in late January.

     Economic data soon suggested a different scenario--one characterized by accelerating economic activity. A range of indicators pointed toward more rapid growth than anticipated, but none concerned the bond market as much as the ongoing increases in employment. In many analysts' view, continued job growth would probably lead to higher wage rates, which might not be offset by improvements in productivity. The net result would be higher inflation, the bane of bond investors. Such concerns caused the 30-year U.S. Treasury yield to climb to 7.19% in early July. From that point forward, interest rates declined, although in an erratic pattern, leaving the long-term Treasury yield at 6.64% by the end of October.

     Three categories of bonds did benefit their investors, at least on a relative basis, over the past year: short-maturity portfolios, low-quality issues, and municipals. Short-maturity investors saw a small increase in rates (0.18% for the 3-year U.S. Treasury bond). Owners of junk bonds earned positive returns as lower-quality, higher-yielding issues generally fare well during periods of steady growth; a modest increase in inflation can be beneficial to junk-bond issuers (the Lehman High Yield Bond Index gained 11.1%). Municipal bonds, freed from investor worries over the proposed "flat tax," performed exceptionally well and, to some extent, seemed immune to the inflation concerns of the taxable market. In fact, the yield on the benchmark 30-year municipal fell -0.05% during the twelve months, while the yield on the comparable-maturity U.S. Treasury issue rose 0.31%.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. equity markets fared quite well over the fiscal year, with one major exception: Japan. For the past twelve months, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (which covers all major markets outside North America) posted a total return of 10.8% in dollars, after a 5.1% increase in the value of the U.S. dollar over foreign currencies. Nearly all of this return was generated in the European markets, where the dollar return was 17.9% compared to 3.5% for the Pacific Basin. Aside from Japan (-0.7% in dollars) and Singapore (-3.1%), markets in the Pacific Basin provided very strong returns, as evidenced by Hong Kong (28.0%) and Australia (18.3%).

     The variation in returns across and within regions can be attributed to differing environments and expectations for growth and inflation. In Europe, many governments focused on the deficit-spending guidelines mandated by the Maastricht Treaty for the conversion to a common European currency unit (the
ECU). The Treaty stipulated that deficit spending not exceed defined levels--with the idea that restraint would keep inflation to reasonable levels. Over the past year, many governments reaffirmed their commitments to the ECU and cut spending accordingly. Investors took this as an indication that inflation would remain modest and economic growth tepid. The result was a strong boost to high-quality growth stocks across Europe.

     The Japanese market continues to suffer because the long-anticipated economic recovery has yet to materialize in a meaningful way. Despite some positive signs, such as improving corporate profits, the Japanese economy continues to perform in a lack-luster fashion.

REPORT FROM THE ADVISER

[PHOTO]

     Results for the fiscal year were heartening, with your Fund earning a return that exceeded those of our key benchmarks. Our returns for the six- and twelve-month periods ended October 31, 1996, were 8.7% and 27.2%, respectively, which were quite competitive with those of the unmanaged Standard & Poor's 500 Composite Stock Price Index (9.1% for the six months and 24.1% for the fiscal year). Our returns surpassed those of the average value (growth and income) mutual fund (6.8% and 21.4%) and those of the S&P/BARRA Value Index (7.2% and 24.6%), which includes the sort of value stocks held by most growth and income portfolios. For more details on the performance of Windsor II, please see the Message To Shareholders on pages 1 and 2.

     The question that is probably on the minds of most investors is "Where will the stock market go? It is so high!" We feel that equities are unlikely to mount a major advance in the near term but that, with continued growth in corporate profits and low inflation, they can achieve reasonable returns relative to other types of investments. We do not attempt to time the stock market's movements, since there is little evidence that this is a useful pursuit.

     Every corporate management team in the country, it seems, insists it is enhancing shareholder value. Generally, this is being done by holding down costs, cutting staff, and buying back stock. We applaud these actions but think that, while they often raise share prices in the short run, such moves also create an illusion of improving profitability by decreasing shareholder equity. Over the longer term, return on equity is determined by the earnings on reinvested capital. We also wish that corporate managements would give a higher priority to dividend increases.

     The economy seems to be in good shape; the current slowing in growth is a positive sign for the longer term. We do worry that high levels of consumer debt could choke the expansion, but in all candor, we felt the same last year. Still, one wonders just how much credit-card debt consumers can service with the present level of income.

     The dominant portfolio characteristics of Windsor II are its low price-to-earnings and price-to-book ratios (each is only about 80% of the overall market's level) and its relatively high current yield (one-third higher than the market's yield). While most value funds share the low P/E trait, the other characteristics do not accrue automatically. We find that a portfolio without all these characteristics can be quite volatile in difficult markets--which, in time, we will face.

     Our significant holding in stocks of money-center banks has served us well for the past year and, indeed, for several years past. It should be noted that the percentage of assets we hold in this group, and particularly in Chase Manhattan Bank, is generally unchanged. But--even though these stocks have been wonderful--we have reduced the number of shares we own as their prices have advanced. The same is true for other financial stocks. Although they are undervalued relative to the broad market, this is less so than in the past.

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total return.

     While we have benefited from our position in the energy sector, its overall impact was less than we expected in light of the steady and significant rise in oil and gas prices. If this winter proves to be normal or colder-than-normal, energy prices should hold up. Large energy companies have generally been penalized by results from their refining and marketing divisions, as end-product pricing has not kept up with rising crude-oil costs. We would expect to maintain an above-average exposure to oil, gas, and petroleum service stocks until current energy prices are reflected in the prices of these stocks.

     Drugs have been an area of particular concentration for your Fund in comparison to the value indexes. This strategy has paid off, but as the rapidly rising prices of these stocks continue to lift them out of the valuation ranges we consider desirable, we are taking significant profits.

     Utilities in general have been a drag on performance. This is largely because of their low sensitivity to the economy's ups and downs and to investors' uneasiness over the impact of wholesale (and even retail) competition. In the case of electric utilities, we feel that the process of opening their markets to increasing competition will be protracted and that regulators may permit utilities to recover some of the costs of expensive generating plants. We continue to expect improving results from this portion of the portfolio.

     The overall exposure of the portfolio to the economy's movements is below average, with the previously discussed groups being significant. We think this will help our returns, relative to the market, should either the economy or the market run out of steam. We are confident that your Fund is positioned to participate in any market advance but, at the same time, we believe that it should provide downside protection in the event of a correction.

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 14, 1996

PERFORMANCE SUMMARY: WINDSOR II

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 6/24/85-10/31/96
--------------------------------------------------------------------------------------------
                WINDSOR II           S&P 500                    WINDSOR II           S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL     FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN    RETURN   RETURN     YEAR     RETURN   RETURN    RETURN   RETURN
--------------------------------------------------------------------------------------------
1985      -0.9%    1.1%     0.2%      1.8%      1991      29.4%    7.2%    36.6%     33.5%
1986      31.2     4.4     35.6      33.2       1992       7.9     4.6     12.5      10.0
1987      -0.6     1.5      0.9       6.4       1993      15.8     3.7     19.5      14.9
1988      14.5     6.0     20.5      14.8       1994      -0.8     3.0      2.2       3.9
1989      19.5     5.2     24.7      26.4       1995      19.2     3.9     23.1      26.4
1990     -21.5     4.0    -17.5      -7.5       1996      23.8     3.4     27.2      24.1
--------------------------------------------------------------------------------------------

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 10/31/86-10/31/96
-------------------------------------------------------------------------------

                                 MULTI-MANAGER
                                APPROACH ADOPTED
-----------------------------------------------------------------
                         AVERAGE VALUE      STANDARD & POOR'S
        WINDSOR II           FUND               500 INDEX
-----------------------------------------------------------------
1986       10000             10000                10000
           11226             11002                11326
           11366             11495                12006
           12187             12463                13367
1987       10090             10171                10641
           10619             10618                10949
           10636             11038                11228
           11482             11493                11800
1988       12162             11804                12216
           12912             12528                13149
           13735             13110                13802
           15587             14401                15568
1989       15165             14220                15441
           14578             13793                15051
           14227             13926                15259
           14805             14880                16580
1990       12514             12862                14286
           14760             14699                16314
           16346             16022                17947
           16936             16597                18696
1991       17095             17067                19072
           17872             17998                20016
           18524             18211                20465
           19330             18564                21087
1992       19232             18564                20970
           20512             19756                22134
           21018             19993                22355
           21911             20521                22928
1993       22984             21569                24104
           23606             22395                24984
           22387             21213                23545
           22898             21525                24111
1994       23494             22106                25036
           23348             21858                25117
           25644             23850                27657
           27606             26049                30406
1995       28917             26671                31656
           32463             29048                34828
           33842             30366                36013
           33241             29552                35444
1996       36775             32641                39283
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
                      PERIODS ENDED OCTOBER 31, 1996
                      ------------------------------   FINAL VALUE OF A
                        1 YEAR    5 YEARS   10 YEARS  $10,000 INVESTMENT
-------------------------------------------------------------------------------
Windsor II              27.17%    16.56%     13.91%       $36,775
Average Value Fund      21.39     13.80      12.56         32,641
S&P 500 Index           24.10     15.55      14.66         39,283
-------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
-------------------------------------------------------------------------------------
                                                                  10 YEARS
                     INCEPTION                            ---------------------------
                       DATE       1 YEAR       5 YEARS    CAPITAL  INCOME   TOTAL
-------------------------------------------------------------------------------------
Windsor II            6/24/85     20.62%       16.04%      9.80%    4.39%  14.19%
-------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund's fiscal year end.

PORTFOLIO PROFILE: WINDSOR II
OCTOBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
------------------------------------------------
                       WINDSOR II   S&P 500
------------------------------------------------
Number of Stocks              172       500
Median Market Cap          $19.3B    $24.2B
Price/Earnings Ratio        15.6x     18.5x
Price/Book Ratio             2.5x      3.3x
Yield                        2.8%      2.1%
Return on Equity            15.9%     19.6%
Earnings Growth Rate        13.4%     13.7%
Foreign Holdings             3.3%      3.8%
Turnover Rate                 32%        --
Expense Ratio               0.39%        --
Cash Reserves                7.5%        --

VOLATILITY MEASURES
------------------------------------------------
                       WINDSOR II   S&P 500
------------------------------------------------
R-Squared                    0.90      1.00
Beta                         0.99      1.00


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------
                                              OCTOBER 31, 1995      OCTOBER 31, 1996
                                             ------------------------------------------
                                                 WINDSOR II     WINDSOR II      S&P 500
                                             ------------------------------------------
Basic Materials ...........................         4.0%           3.7%            6.3%
Capital Goods & Construction ..............         6.1            7.2             8.6
Consumer Cyclical .........................        12.7            9.7            12.7
Consumer Staples ..........................        10.4            8.1            12.3
Energy ....................................        15.6           17.3             9.6
Financial .................................        27.0           27.6            14.8
Health Care ...............................         9.9            5.9            10.4
Technology ................................         3.2            4.8            12.1
Transport & Services ......................         0.6            0.6             1.4
Utilities .................................         9.8           11.5             9.7
Miscellaneous .............................         0.7            3.6             2.1
---------------------------------------------------------------------------------------

INVESTMENT FOCUS
--------------------------------------------
[FIGURE]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Chase Manhattan Corp.                 5.0%
Philip Morris Cos., Inc.              3.0
Allstate Corp.                        2.5
International Business Machines Corp. 2.4
Exxon Corp.                           2.4
Travelers Group Inc.                  2.3
Texaco Inc.                           2.3
PNC Bank Corp.                        2.2
BankAmerica Corp.                     2.2
First Chicago NBD Corp.               2.2
--------------------------------------------
Top Ten                              26.5%

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts (ADRs) of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates a portfolio's characteristics in terms of market capitalization and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that a portfolio emphasizes large capitalization growth stocks.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of stocks in the portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth. For a portfolio, the weighted average P/E of the stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year / shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. Indicates the percentage of a portfolio's total net assets in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

[PHOTO]

FINANCIAL STATEMENTS
OCTOBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------
                                                MARKET
                                                VALUE*
WINDSOR II                         SHARES       (000)
-------------------------------------------------------
COMMON STOCKS (92.5%)
-------------------------------------------------------
BASIC MATERIALS (3.4%)
  Dow Chemical Co.                 802,500   $   62,394
  E.I. du Pont de Nemours & Co.    272,800       25,302
  Eastman Chemical               2,847,400      150,200
  The BF Goodrich Co.            1,067,000       45,214
  James River Corp.                 30,000          945
  Kimberly-Clark Corp.             157,800       14,715
  The Mead Corp.                   183,300       10,402
- Millenium Chemicals, Inc.      3,752,432       75,987
  Morton International, Inc.       121,300        4,776
  Phelps Dodge Corp.               152,900        9,614
  USX-U.S. Steel Group             100,500        2,739
  Union Carbide Corp.              130,300        5,554
  Westvaco Corp.                    18,200          519
(1) Witco Chemical Corp.         3,170,400       98,282
                                             ----------
                                                506,643
                                             ----------
CAPITAL GOODS & CONSTRUCTION (6.6%)
  The Boeing Co.                   644,700       61,488
  Cooper Industries, Inc.           19,000          765
  General Electric Co.           1,236,500      119,631
  Harnischfeger Industries Inc.    191,600        7,664
  Honeywell, Inc.                3,706,000      230,235
  Raytheon Co.                   6,360,500      313,255
  Schuller Corp.                   231,100        2,224
  TRW, Inc.                        124,300       11,249
  Tecumseh Products Co. Class A    115,700        6,508
  Thomas & Betts Corp.             206,200        8,738
  The Timkin Co.                    75,700        3,378
  Trinity Industries, Inc.         193,900        6,714
  United Technologies Corp.         90,800       11,691
  WMX Technologies Inc.            291,100       10,007
  Westinghouse Electric Corp.   10,838,400      185,608
                                             ----------
                                                979,155
                                             ----------
CONSUMER CYCLICAL (8.9%)
  Brunswick Corp.                   91,800        2,157
  Chrysler Corp.                   228,700        7,690
  Dana Corp.                       332,300        9,844
  Dayton-Hudson Corp.              159,900        5,537
  Dillard Department Stores
    Class A                        148,100        4,702
  The Walt Disney Co.            1,072,444       70,647
  R.R. Donnelley & Sons Co.        109,400        3,323
  Eastman Kodak Co.              3,384,300      269,898
  Fleetwood Enterprises, Inc.       71,400        2,410
  Ford Motor Co.                10,331,000      322,844
  Gannett Co., Inc.              1,302,800       98,850
  General Motors Corp.             439,200       23,662
  The Goodyear Tire & Rubber Co.    97,900        4,491
  ITT Industries, Inc.           5,070,200      117,882
  Kmart Corp.                   20,014,600      195,142
  Maytag Corp.                     254,400        5,056
  Russell Corp.                    160,400        4,551
  Sears, Roebuck & Co.           1,270,200       61,446
  Wal-Mart Stores, Inc.          2,256,200       60,071
  Washington Post Co. Class B       10,200        3,356
  Whirlpool Corp.                  881,200       41,637
- Woolworth Corp.                  123,500        2,594
                                             ----------
                                              1,317,790
                                             ----------
CONSUMER STAPLES (7.5%)
  American Stores Co.              192,600        7,969
  Anheuser-Busch Cos., Inc.      7,170,000      276,045
  Archer-Daniels-Midland Co.       675,130       14,684
- Boston Chicken, Inc.             102,700        3,723
  Brown-Forman Corp. Class B        55,600        2,405
  The Clorox Co.                    23,300        2,543
  Great Atlantic & Pacific
    Tea Co., Inc.                  127,700        3,831

-------------------------------------------------------
                                                MARKET
                                                VALUE*
                                   SHARES       (000)
-------------------------------------------------------
  H.J. Heinz Co.                 2,669,100   $   94,753
  IBP, Inc.                        159,600        3,990
- Imperial Tobacco Group ADR     4,377,600       50,342
- Owens-Illinois, Inc.              96,700        1,499
  PepsiCo, Inc.                  3,380,700      100,153
  Philip Morris Cos., Inc.       4,760,300      440,923
  RJR Nabisco Holdings Corp.       752,400       21,726
  Sara Lee Corp.                 2,250,200       79,882
- Vons Cos., Inc.                   95,400        5,283
                                             ----------
                                              1,109,751
                                             ----------
ENERGY (16.0%)
  Amoco Corp.                    3,909,900      296,175
  Atlantic Richfield Co.           585,200       77,539
  Burlington Resources, Inc.       129,200        6,508
  Chevron Corp.                    110,900        7,292
(1) Dresser Industries, Inc.     9,656,100      317,444
  Exxon Corp.                    3,918,900      347,313
  Mobil Corp.                      370,000       43,197
  NGC Corp.                        108,500        1,953
  PanEnergy Corp.                4,145,918      159,618
  Phillips Petroleum Co.         7,077,500      290,177
  Royal Dutch Petroleum Co. ADR    275,400       45,544
  Schlumberger Ltd.              3,166,900      313,919
  Texaco Inc.                    3,274,800      332,802
  USX-Marathon Group             5,020,700      109,828
  Unocal Corp.                       2,900          106
- Western Atlas Inc.               155,400       10,781
                                             ----------
                                              2,360,196
                                             ----------
FINANCIAL (25.5%)
  BANKS (13.6%)
  AmSouth Bancorp                  237,000       10,991
  Banc One Corp.                 1,715,600       72,699
  Bank of Boston Corp.             219,300       14,035
  BankAmerica Corp.              3,593,823      328,835
  Chase Manhattan Corp.          8,599,528      737,410
  Citicorp                         251,300       24,879
  Fifth Third Bancorp               37,500        2,348
  First Chicago NBD Corp.        6,413,871      327,107
  First Union Corp.                245,800       17,882
  Firstar Corp.                    214,500       10,510
  Mellon Bank Corp.                202,900       13,214
  Northern Trust Corp.              35,600        2,465
  PNC Bank Corp.                 9,123,400      330,723
  Regions Financial Corp.           55,800        2,776
  Star Banc Corp.                   18,900        1,701
  UnionBanCal Corp.                 87,726        4,562
  Wells Fargo & Co.                391,100      104,473

  FINANCIAL SERVICES (5.8%)
  American Express Co.           4,299,508      202,077
  Dean Witter Discover & Co.       958,000       56,402
  A.G. Edwards & Sons, Inc.        230,500        6,886
  Federal National
    Mortgage Assn.               4,055,600      158,675
  Merrill Lynch & Co., Inc.        814,600       57,226
  Morgan Stanley Group, Inc.       122,100        6,136
  PaineWebber Group, Inc.          327,950        7,707
  Salomon, Inc.                    236,300       10,663
  Travelers Group Inc.           6,368,305      345,481

  INSURANCE (6.0%)
  Allstate Corp.                 6,554,022      367,844
  American International
    Group, Inc.                  1,374,325      149,286
  Aon Corp.                      2,216,450      128,000
  CIGNA Corp.                      108,000       14,094
- CNA Financial Corp.               94,400        9,263
  The Chubb Corp.                1,167,000       58,350
  Exel Ltd.                      4,226,000      160,588
  Old Republic International Corp.  27,200          673
  Providian Corp.                  161,200        7,576

  SAVINGS & LOAN (0.1%)
  H.F. Ahmanson & Co.              412,000       12,926
                                             ----------
                                              3,766,463
                                             ----------
HEALTH CARE (5.5%)
  American Home Products Corp.   3,881,300      237,730
  Beckman Instruments Inc.          33,900        1,246
  Becton, Dickinson & Co.          140,600        6,116
  Bristol-Myers Squibb Co.       2,142,600      226,580
  Johnson & Johnson                722,400       35,578
  Rhone-Poulenc Rorer, Inc.        111,800        7,505
- Tenet Healthcare Corp.           242,300        5,058
  Warner-Lambert Co.             4,543,200      289,061
                                             ----------
                                                808,874
                                             ----------
TECHNOLOGY (4.5%)
- Compaq Computer Corp.             36,400        2,534
  Harris Corp.                      63,200        3,958
  Intel Corp.                      748,000       82,093
  International Business
    Machines Corp.               2,772,300      357,627
  Pitney Bowes, Inc.               137,600        7,688
  Tektronix, Inc.                   27,500        1,076
- United States Cellular           171,300        5,032
  Xerox Corp.                    4,226,421      196,000
                                             ----------
                                                656,008
                                             ----------
TRANSPORT & SERVICES (0.6%)
- AMR Corp.                         48,600        4,082
  CSX Corp.                      1,305,000       56,278
  Norfolk Southern Corp.           133,000       11,854
- Northwest Airlines Corp. Class A  84,700        2,785
  Ryder System, Inc.                71,400        2,124
- UAL Corp.                         46,600        2,208
                                             ----------
                                                 79,331
                                             ----------
UTILITIES (10.6%)
  AT&T Corp.                       423,300       14,763
  Ameritech Corp.                  347,800       19,042
  Bell Atlantic Corp.              729,000       43,922
  Boston Edison Co.                288,800        6,931
  CMS Energy Corp.                 248,900        7,871
(1) Centerior Energy Corp.       8,662,900       84,463
  Central & South West Corp.     2,938,200       77,862
  Century Telephone
    Enterprises, Inc.              296,800        9,535
  Consolidated Edison Co. of
    New York, Inc.                 425,800       12,455
  DTE Energy Co.                   344,800       10,387
  Edison International             492,700        9,731

-------------------------------------------------------
                                                MARKET
                                                VALUE*
WINDSOR II                         SHARES       (000)
-------------------------------------------------------
  Entergy Corp.                 11,017,200   $  308,482
  GPU Inc.                         236,300        7,768
  GTE Corp.                        432,500       18,219
  MCI Communications Corp.       1,715,000       42,875
  MidAmerican Energy Co.           148,200        2,297
  New York State Electric &
    Gas Corp.                      454,000        9,477
  Niagara Mohawk Power Corp.       361,500        3,073
  NYNEX Corp.                      341,300       15,188
  Ohio Edison Co.                  468,500        9,780
  Pacific Gas & Electric Co.       284,000        6,674
  Pacific Telesis Group          6,255,800      212,697
  Public Service Enterprise
    Group Inc.                   8,088,400      217,376
  Southern Co.                     340,000        7,522
  Southern New England
    Telecommunications Corp.       188,900        7,037
  Texas Utilities Co.              263,200       10,660
  Unicom Corp.                   5,854,600      152,220
  U S WEST Communications
    Group                        7,875,100      239,206
                                             ----------
                                              1,567,513
                                             ----------
MISCELLANEOUS (3.4%)
  Hanson PLC ADR                20,629,500      131,513
  Minnesota Mining &
    Manufacturing Co.              580,700       44,496
  Tenneco, Inc.                  6,495,200      321,512
                                             ----------
                                                497,521
                                             ----------
-------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $9,739,522)                          13,649,245
-------------------------------------------------------
                                    FACE
                                   AMOUNT
                                   (000)
-------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.1%)
-------------------------------------------------------
U.S. TREASURY BILL--Note E
  5.17%, 1/9/97                $     1,600        1,585

REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.58%, 11/1/96                 1,054,053    1,054,053
-------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,055,638)              1,055,638
-------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (COST $10,795,160)            14,704,883
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------
Other Assets--Notes C and F                     173,073
Liabilities--Note F                            (120,070)
                                             ----------
                                                 53,003
-------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------
Applicable to 613,764,999 outstanding
  $.01 par value shares
  (authorized 900,000,000 shares)           $14,757,886
=======================================================

NET ASSET VALUE PER SHARE                        $24.04
=======================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income Producing Security.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt.

-------------------------------------------------------
 AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------
                                  AMOUNT         PER
                                   (000)        SHARE
-------------------------------------------------------
 Paid in Capital              $  9,941,349   $    16.20
 Undistributed Net
   Investment Income               192,348          .31
 Accumulated Net Realized
 Gains                             714,076         1.16
 Unrealized Appreciation--
 Note E
   Investment Securities         3,909,723         6.37
   Futures Contracts                   390           --
-------------------------------------------------------
 NET ASSETS                    $14,757,886       $24.04
=========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------
                                                                              WINDSOR II
                                                             YEAR ENDED OCTOBER 31, 1996
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                 $   360,574
   Interest                                                                       49,056
                                                                             -----------
      Total Income                                                               409,630
                                                                             -----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                   16,232
      Performance Adjustment                                                         935
   The Vanguard Group--Note C
      Management and Administrative                                               27,243
      Marketing and Distribution                                                   2,254
   Taxes (other than income taxes)                                                   842
   Custodian Fees                                                                     54
   Auditing Fees                                                                      20
   Shareholders' Reports                                                             371
   Annual Meeting and Proxy Costs                                                    163
   Directors' Fees and Expenses                                                       38
                                                                             -----------
      Total Expenses                                                              48,152
      Expenses Paid Indirectly--Note C                                            (1,390)
                                                                             -----------
      Net Expenses                                                                46,762
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            362,868
----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                    711,657
   Futures Contracts                                                               2,980
----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                714,637
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                       1,827,641
   Futures Contracts                                                                 410
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               1,828,051
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $2,905,556
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                                                       WINDSOR II
                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------
                                                                   1996          1995
                                                                   (000)         (000)
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                      $    362,868  $    294,616
   Realized Net Gain                                               714,637       354,200
   Change in Unrealized Appreciation (Depreciation)              1,828,051     1,244,032
                                                              ---------------------------
      Net Increase in Net Assets Resulting from Operations       2,905,556     1,892,848
                                                              ---------------------------
DISTRIBUTIONS

   Net Investment Income                                          (309,925)     (267,796)
   Realized Capital Gain                                          (352,517)     (225,725)
                                                              ---------------------------
      Total Distributions                                         (662,442)     (493,521)
                                                              ---------------------------
CAPITAL SHARE TRANSACTIONS1

   Issued                                                        3,658,017     1,480,585
   Issued in Lieu of Cash Distributions                            550,557       476,777
   Redeemed                                                     (1,965,967)   (1,330,673)
                                                              ---------------------------
      Net Increase from Capital Share Transactions               2,242,607       626,689
-----------------------------------------------------------------------------------------
   Total Increase                                                4,485,721     2,026,016
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                            10,272,165     8,246,149
                                                              ---------------------------
   End of Year                                                 $14,757,886   $10,272,165
=========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                          166,158        81,880
   Issued in Lieu of Cash Distributions                             26,223        29,313
   Redeemed                                                        (90,590)      (74,940)
                                                              ---------------------------
      Net Increase in Shares Outstanding                           101,791        36,253
=========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------
                                                                        WINDSOR II
                                                                  YEAR ENDED OCTOBER 31,
                                                     -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1996     1995      1994      1993     1992
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $ 20.06   $ 17.33   $ 17.98   $ 15.75  $ 15.07
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .62       .58       .55       .50      .56
   Net Realized and Unrealized Gain (Loss) on
    Investments                                         4.63      3.17      (.19)     2.47     1.17
                                                     -----------------------------------------------
      Total from Investment Operations                  5.25      3.75       .36      2.97     1.73
                                                     -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.58)     (.55)     (.51)     (.52)    (.61)
   Distributions from Realized Capital Gains            (.69)     (.47)     (.50)     (.22)    (.44)
                                                     -----------------------------------------------
      Total Distributions                              (1.27)    (1.02)    (1.01)     (.74)   (1.05)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $ 24.04   $ 20.06   $ 17.33   $ 17.98  $ 15.75
====================================================================================================

TOTAL RETURN                                           27.17%    23.08%     2.22%    19.51%   12.50%
====================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                $14,758   $10,272   $ 8,246   $ 7,486  $ 4,878
   Ratio of Total Expenses to Average Net Assets--
    Note C                                              0.39%     0.40%     0.39%     0.39%    0.41%
   Ratio of Net Investment Income to Average Net
    Assets                                              2.92%     3.27%     3.26%     3.11%    3.72%
   Portfolio Turnover Rate                                32%       30%       24%       26%      23%
   Average Commission Rate Paid                      $ .0483       N/A       N/A       N/A      N/A
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor II is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under the terms of advisory contracts, the Fund pays Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc. advisory fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc. are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc. are subject to quarterly adjustments based on performance relative to the S&P 500 Index and the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc. are subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended October 31,

1996, the aggregate investment advisory fee represented an effective annual rate of 0.13% of average net assets before an increase of $935,000 (0.01%) based on performance. The base fee reflects a fee waiver of $75,000 during the period February 1, 1996, to July 31, 1996.

     The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1996, the Fund had contributed capital of $1,344,000 to Vanguard (included in Other Assets), representing 6.7% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

     Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended October 31, 1996, these arrangements reduced the Fund's expenses by $1,390,000 (0.01% of average net assets).

D. During the year ended October 31, 1996, the Fund purchased $5,241,799,000 of investment securities and sold $3,647,362,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

E. At October 31, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $3,909,723,000, consisting of unrealized gains of $4,080,185,000 on securities that had risen in value since their purchase and $170,462,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 1996, the aggregate settlement value of open S&P 500 Index futures contracts expiring in December 1996, the unrealized appreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $39,031,000, $390,000, and $1,585,000, respectively. Unrealized appreciation on open futures contracts is required to be treated as realized gain for Federal income tax purposes.

F. The market value of securities on loan to broker/dealers at October 31, 1996, was $36,217,000, for which the Fund held cash collateral of $37,900,000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Windsor II

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Windsor II (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 2, 1996

   SPECIAL 1996 TAX INFORMATION (UNAUDITED)
   VANGUARD/WINDSOR II

   This information for the fiscal year ended October 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $665,865,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

       For corporate shareholders, 85.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS


JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group,
          Inc. and of each of the investment companies in The Vanguard Group; Director of Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer
          Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea
          Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
          NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas
          Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group. Directors And Officers


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
          Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
          Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
          Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482


Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com      http://www.vanguard.com


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q380-10/96

[PHOTO]